Capital management	12 Months Ended
Dec. 31, 2019
Capital management
Capital management

20. Capital management

Management’s aim is to maintain a sufficient capital base so as to maintain investor, creditor and market confidence and to sustain future development of the business.

Equity is monitored by the Company using financial ratios. The equity used as a basis for determining the equity ratio corresponds to the equity disclosed in the Consolidated Statement of Financial Position.

voxeljet’s capital structure as of the end of the reporting periods 2019 and 2018 was as follows:

CAPITAL STRUCTURE

	December 31,
	2019	2018
	(€ in thousands)
Equity	33,331	46,475
Share of total equity and liabilities	53.5%	67.0%
Current financial liabilities	11,290	850
Non-current financial liabilities	9,866	16,321
Total financial liabilities	21,156	17,171
Share of total equity and liabilities	34.0%	24.8%
Total equity and liabilities	62,305	69,352